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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-20201              06-0967107
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina             29625
    (Address of principal executive offices)              (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.     Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2007, Hampshire Group, Limited (the "Company") paid its interim Chief Executive Officer, Michael S. Culang, a discretionary bonus in the amount of $350,000. This bonus was paid in recognition of the additional services provided by Mr. Culang in his capacity as Interim Chief Executive Officer of the Company from June 22, 2006 through December 31, 2006. In addition, as previously discussed in the Company's Current Report on Form 8-K filed on December 20, 2006, pursuant to the terms of his employment agreement, Mr. Culang is still entitled to receive the balance of a guaranteed bonus and a bonus payable under the Company's Management Incentive Bonus Plan for 2006. In accordance with the Company's past practices, the remaining bonus payments will be made on or before March 15, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By:  /s/ Heath L. Golden
                                      ------------------------------------------
                                      Name:   Heath L. Golden
                                      Title:  Vice President and General Counsel


Dated: February 6, 2007